UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017

Freedom Leaf Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55687	46-2093679
(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 420 Las Vegas, NV	89120
(Address of Principal Executive Offices)	(Zip Code)

(877) 442-0411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On February 21, 2017, Freedom Leaf Inc. (the “Company”) received a purchase order from Hemp, Inc. for extraction equipment to be manufactured by NuAxon Bioscience, Inc. for Hemp, Inc., requiring an initial 50% down payment of $130,300 to be paid to the Company, which down payment was received by the Company on February 22, 2017.

The foregoing description of such purchase order is qualified in its entirety by the full text of such agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

ITEM 8.01       OTHER EVENTS

The Company’s license agreements with Freedom Leaf Iberia, B.V. and Freedom Leaf Netherlands, B.V., referenced in the Company’s Quarterly Report on Form 10-Q filed on February 17, 2017, are filed as Exhibits 10.2 and 10.3 hereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this report:

10.1       Purchase Order with Hemp, Inc.

10.2       License Agreement with Freedom Leaf Iberia, B.V.

10.3       License Agreement with Freedom Leaf Netherlands, B.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2017

FREEDOM LEAF, INC.

By: /s/ Clifford J. Perry
Clifford J. Perry
Chief Executive Officer & Director